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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Optical Sensors Incorporated 1993 Stock Option Plan, of our report dated February 12, 1999, with respect to the financial statements of Optical Sensors Incorporated, included in its Annual Report (Form 10-K) for the year ended December 31, 1998.



                                         /s/ Ernst & Young LLP

                                         ERNST & YOUNG LLP



Minneapolis, Minnesota
March 23, 1999

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